Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 18, 2005, is among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (the "Borrower"), the various financial institutions as are parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITIBANK, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders, hereby agree as follows:

PRELIMINARY STATEMENTS

(1)        WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of March 27, 2003 (as amended, restated, modified, supplemented or renewed from time to time, the "Credit Agreement"); and

(2)        WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)        Section 1.1 is amended by deleting the definitions of "Applicable Margin" and "Stated Maturity Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

"Applicable Margin" means, as of any date, the percentage per annum set forth below opposite the Senior Debt Rating on such date provided by S&P and Moody's:

Senior Debt Rating (S&P) (Moody's)		Applicable Margin
BBB+ or higher	Baa1 or higher	0.50%
BBB	Baa2	0.625%
BBB-	Baa3	0.75%
BB+	Ba1	1.00%
BB	Ba2	1.25%
BB- or lower	Ba3 or lower	1.75%

provided that:

(i)         if at any time the Senior Debt Rating provided by Moody's differs from the Senior Debt Rating provided by S&P by one level, the Applicable Margin shall be the percentage

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per annum set forth opposite the higher of such two Senior Debt Ratings, except if the higher rating is BBB- or Baa3, then the Applicable Margin shall be 0.875%;

(ii)         if at any time the Senior Debt Rating provided by Moody's differs from the Senior Debt Rating provided by S&P by more than one level, the Applicable Margin shall be the percentage per annum set forth opposite the rating one level below the higher of such two Senior Debt Ratings, except if the higher rating is BBB or Baa2, then the Applicable Margin shall be 0.875%;

(iii)         if at any time a Senior Debt Rating is provided by one of but not both Moody's and S&P, the Applicable Margin shall be determined by reference to the Senior Debt Rating provided by the agency which gives such rating, except if the rating given is BBB- or Baa3, then the Applicable Margin shall be 0.875%; and

(iv)         if at any time no Senior Debt Rating is provided by Moody's and no Senior Debt Rating is provided by S&P, the Applicable Margin shall be 1.75% per annum unless (i) within 21 days of being notified by the Administrative Agent that both Moody's and S&P have ceased to give a Senior Debt Rating, the Borrower has obtained from at least one of such agencies a private implied rating for its senior debt or (ii) having failed to obtain such private rating within such 21-day period, the Borrower and the Lenders shall have agreed within a further 15-day period (during which period the Borrower and the Agents shall consult in good faith to find an alternative method of providing an implied rating of the Borrower's senior debt) on an alternative rating method, which agreed alternative shall apply for the purposes of this Agreement.

"Stated Maturity Date" means March 27, 2010.

(b)	Section 3.3.2 is amended in full to read as follows:

SECTION 3.3.2. Applicable Percentage. On any Quarterly Payment Date (and subject to adjustment as provided below), the Applicable Percentage shall be the percentage per annum set forth below opposite the Senior Debt Rating on such date provided by S&P and Moody's:

Senior Debt Rating (S&P) (Moody's)		Applicable Percentage
BBB+ or higher	Baa1 or higher	0.10%
BBB	Baa2	0.125%
BBB-	Baa3	0.15%
BB+	Ba1	0.20%
BB	Ba2	0.25%
BB- or lower	Ba3 or lower	0.375%

provided that:

(i)         if at any time the Senior Debt Rating provided by Moody's differs from the Senior Debt Rating provided by S&P by one level, the Applicable Percentage shall be the

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percentage per annum set forth opposite the higher of such two Senior Debt Ratings, except if the higher rating is BBB- or Baa3, then the Applicable Margin shall be 0.175%;

(ii)         if at any time the Senior Debt Rating provided by Moody's differs from the Senior Debt Rating provided by S&P by more than one level, the Applicable Percentage shall be the percentage per annum set forth opposite the rating one level below the higher of such two Senior Debt Ratings, except if the higher rating is BBB or Baa2, then the Applicable Margin shall be 0.175%;

(ii)         if at any time a Senior Debt Rating is provided by one of but not both Moody's and S&P, the Applicable Percentage shall be determined by reference to the Senior Debt Rating provided by the agency which gives such rating, except if the rating given is BBB- or Baa3, then the Applicable Margin shall be 0.175%; and

(iv)         if at any time no Senior Debt Rating is provided by Moody's and no Senior Debt Rating is provided by S&P, the Applicable Percentage shall be 0.375% per annum unless (i) within 21 days of being notified by the Administrative Agent that both Moody's and S&P have ceased to give a Senior Debt Rating, the Borrower has obtained from at least one of such agencies a private implied rating for its senior debt or (ii) having failed to obtain such private rating within such 21-day period, the Borrower and the Lenders shall have agreed within a further 15-day period (during which period the Borrower and the Agents shall consult in good faith to find an alternative method of providing an implied rating of the Borrower's senior debt) on an alternative rating method, which agreed alternative shall apply for the purposes of this Agreement.

(c)        Section 6.6 is amended by deleting the date "December 31, 2001" and substituting therefor the date "December 31, 2004" in each place such date appears.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when and only if:

(a)        The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b)        The Administrative Agent shall have received on or before the Amendment Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent:

(i)         a certificate, dated the Amendment Effective Date, of its Secretary or Assistant Secretary as to the incumbency and signatures of those of its officers authorized to act with respect to this Amendment and as to the truth and completeness of the attached:

(x) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment, and

(y) Organic Documents of the Borrower,

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and upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending such prior certificate; and

(ii)         a Certificate of Good Standing issued by the relevant Liberian authorities in respect of the Borrower.

(iii)        Opinions of (A) Michael J. Smith, Esq., counsel to the Borrower, substantially in the form of Exhibit D-1 to the Credit Agreement but with such modifications as are required to address the Credit Agreement, as amended hereby; and (B) Watson, Farley & Williams (New York) LLP, counsel to the Borrower, as to Liberian Law and New York Law, substantially in the form of Exhibit D-2 to the Credit Agreement but with such modifications as are required to address the Credit Agreement, as amended hereby.

(c)        On the Amendment Effective Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

(i)         The representations and warranties contained in Article VI of the Credit Agreement, as amended hereby (excluding, however the representations and warranties contained in Sections 6.10 and 6.13 of the Credit Agreement) are correct on and as of the Amendment Effective Date, and

(ii)         No Default and no Prepayment Event and no event which (with notice or lapse of time or both) would become a Prepayment Event has occurred and is continuing.

SECTION 3. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)        The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered hereunder (including the reasonable and documented fees and

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expenses of counsel for the Administrative Agent with respect hereto and thereto as agreed with the Administrative Agent) in accordance with the terms of Section 11.3 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Defined Terms. Capitalized terms not otherwise defined in the Amendment shall have the same meanings as specified in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER

ROYAL CARIBBEAN CRUISES LTD.

By /s/ BONNIE BIUMI

Title: Bonnie Biumi, SVP & Treasurer

CITIBANK, N.A.,

as Administrative Agent and as a Lender

By /s/ WAJEEH FAHEEM

Title: Wajeeh Faheem
Vice President

DnB NOR BANK ASA

By /s/NIKOLAI A. NACHAMKIN /s/SANJIV NAYAR

Title: Nikolai A. Nachamkin	Sanjiv Nayar
Senior Vice President	Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC

By /s/ [illegible signature]

Title: Senior Vice President

BNP PARIBAS

By /s/ [illegible signature]

Title: Managing Director

By /s/ [illegible signature]

Title: Director

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BANK OF AMERICA, N.A.

By /s/ JUSTIN LIEN

Title: Justin Lien
Vice President

BARCLAYS BANK PLC

By /s/ [illegible signature]

Title: Director

COMMERZBANK AG, New York and Grand	COMMERZBANK AG, New York and Grand
Cayman Islands Branches	Cayman Islands Branches

By /s/ EDWARD C. A. FORSBERG, JR.	By /s/ DAVID A. BENNETT
Title: Edward C. A. Forsberg, Jr.	Title: David A. Bennett
Senior Vice President & Manager	Vice President

HSH NORDBANK AG

By /s/ [illegible signature] /s/ [illegible signature]

Title: Vice President / Vice President
Radtke	TeBmer

JPMORGAN CHASE BANK, N.A.

By /s/ [illegible signature]

Title:

NORDEA BANK NORGE ASA

By /s/ MARTIN LUNDER	/s/ ALISON B. BARBER
Title: Martin Lunder	Alison B. Barber
Senior Vice President	Vice President

THE BANK OF NOVA SCOTIA

By /s/ MARK SPARROW

Mark Sparrow
Title: Director

SCOTIABANC INC.

By /s/ WILLIAM E. ZARRETT

William E. Zarrett
Title: Managing Director

KFW (formerly known as Kreditanstalt fur Wiederaufbau)

By /s/ VERA VOELKEL	/s/ CLARE DOOLEY
Vera Voelkel	Clare Dooley
Title: Vice President	Senior Project Manager

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BAYERISCHE HYPO UND VEREINSBANK AG

By /s/ [illegible signature]	/s/ [illegible signature]
Title: Trennt	Gohring

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By /s/ S. WILLIAM FOX

Title: S. William Fox
Director

By /s/ IAN NALITT

Title: Ian Nalitt
Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.

By /s/ [illegible signature]

Title: Authorized Signatory

MIZUHO CORPORATE BANK LTD.

By /s/ [illegible signature]

Title: SVP

MORGAN STANLEY BANK

By /s/ DANIEL TWENGE

Title: Daniel Twenge
Vice President

REGIONS BANK

By /s/ [illegible signature]

Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By /s/ [illegible signature]

Title: VP

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